Exhibit 99.1

WEX Completes Acquisition of ExxonMobil’s European Commercial Fuel Card Program

SOUTH PORTLAND, Maine--(BUSINESS WIRE)--December 1, 2014--WEX Inc. (NYSE: WEX), a leading provider of corporate payment solutions, today announced that it has acquired the assets of ExxonMobil’s European commercial fuel card (“Esso Card”) program through a majority owned joint venture, WEX Europe Services Limited. As part of this transaction, both parties have agreed to enter into a long term supply agreement to serve the current and future Esso Card customers and to grow the business.

“Today’s announcement marks the completion of a key strategic milestone for WEX,” said Melissa Smith, WEX president and chief executive officer. “Expanding our presence in the European market through the addition of the Esso Card program enables us to broaden our international footprint, while laying the foundation for further expansion.”

Under the terms of the transaction, WEX purchased ExxonMobil’s commercial fleet fuel card program which includes operations, funding, pricing, and sales and marketing in nine countries in Europe.

Forward-Looking Statements
This news release contains forward-looking statements, including statements regarding: the expected strategic and operational benefits of any such acquisition; the ESSO Card program’s benefit to increasing WEX’s operational footprint; and, the ESSO Card program’s potential impact on further expansion efforts. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this news release, the words "may," "could," "anticipate," "plan," "continue," "project," "intend," "estimate," "believe," "expect" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the effects of general economic conditions on fueling patterns as well as payments and transaction processing activity; the effects of the Company’s business expansion and acquisition efforts; the Company’s failure to successfully integrate the businesses it has acquired; the Company's failure to consummate a previously announced transaction; the failure of corporate investments to result in anticipated strategic or operational value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems and any resulting negative impact on our reputation, liabilities, or loss of relationships with customers or merchants; fuel price volatility; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank and the Company as the corporate parent or other subsidiaries or affiliates; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of the Company’s outstanding notes on its operations; financial loss if the Company determines it is necessary to unwind its derivative instrument position prior to the expiration of a contract; the incurrence of impairment charges if our assessment of the fair value of certain reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2013, filed on Form 10-K with the Securities and Exchange Commission on February 27, 2014. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this news release and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

About WEX Inc.
WEX Inc. (NYSE: WEX) is a leading provider of corporate payment solutions. From its roots in fleet card payments beginning in 1983, WEX has expanded the scope of its business into a multi-channel provider of corporate payment solutions representing more than 8 million cardholders and offering exceptional payment security and control across a wide spectrum of business sectors. The Company’s operations include WEX Bank, Fleet One, rapid! PayCard, Evolution1, WEX Australia, WEX New Zealand and WEX Europe, as well as a majority equity position in UNIK S.A., Brazil. WEX and its subsidiaries employ more than 1,700 associates. For more information about WEX, please visit www.wexinc.com.

CONTACT:
WEX Inc.
News media contact:
Jessica Roy, 207-523-6763
Jessica.Roy@wexinc.com
or
Investor Relations contact:
Michael E. Thomas, 207-523-6743
Michael.Thomas@wexinc.com